UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2025

Fortress Net Lease REIT

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56632	92-1937121
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas
New York, New York		10105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 798-6100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

May 31, 2025 NAV Per Share

On June 13, 2025, Fortress Net Lease REIT (the “Company” or “we”) the Company reported net asset value (“NAV”) per share for each outstanding class of common shares of the Company as of May 31, 2025, which is set forth below:

NAV per Share
Class I	$10.2370
Class F-S	$10.2263
Class F-I	$10.2768
Class D-S	$10.4377
Class E	$10.4982

Net Asset Value

A detailed calculation of the NAV per share is set forth below. We calculate NAV per share in accordance with the valuation guidelines that have been approved by our board of trustees. Our total NAV presented in the following tables includes the NAV of our outstanding classes of common shares, which includes Class I, Class F-S, Class F-I, Class D-S and Class E common shares, as well as the partnership interests (“OP Units”) of FNLR OP LP (the “Operating Partnership”), if any, held by parties other than the Company.

The following table provides a breakdown of the major components of our NAV as of May 31, 2025 (amounts in thousands):

Components of NAV	Amount
Investments in real estate	$1,595,117
Intangible assets	258,134
Cash and cash equivalents	6,155
Restricted cash	46,663
Other assets	18,870
Revolving credit facility	(525,500)
Term loan	(180,881)
Subscriptions received in advance	(35,383)
Distribution payable	(6,542)
Due to affiliate	(5,576)
Other liabilities	(26,852)
Net Asset Value	$1,144,205
Number of outstanding shares/units	110,754

The following table provides a breakdown of our total NAV and NAV per share/unit by class as of May 31, 2025 (amounts in thousands, except per share unit data):

	Monthly NAV	Number of Outstanding Shares/Units	NAV per Share/Unit as of May 31, 2025
Class I	$45,721	4,466	$10.2370
Class F-S	91,209	8,919	$10.2263
Class F-I	589,596	57,372	$10.2768
Class D-S	388,890	37,258	$10.4377
Class E	25,504	2,429	$10.4982
OP Units(1)	3,285	310	$10.6088
Total	$1,144,205	110,754

(1)
Includes the Class A OP Units held by FNLR SLP LLC (the “Special Limited Partner”) and FNLR Management LLC (the “Adviser”)

The following table provides a breakdown of the major components of our NAV as of April 30, 2025 (amounts in thousands):

Components of NAV	Amount
Investments in real estate	$1,583,504
Intangible assets	243,678
Cash and cash equivalents	7,792
Restricted cash	72,432
Other assets	18,743
Revolving credit facility and term loan	(751,319)
Subscriptions received in advance	(66,223)
Distribution payable	(5,912)
Due to affiliate	(4,981)
Other liabilities	(24,803)
Net Asset Value	$1,072,911
Number of outstanding shares/units	104,200

The following table provides a breakdown of our total NAV and NAV per share/unit by class as of April 30, 2025 (amounts in thousands, except per share/unit data):

	Monthly NAV	Number of Outstanding Shares/Units	NAV per Share/Unit as of April 30, 2025
Class I	$32,576	3,189	$10.2152
Class F-S	82,539	8,094	$10.1980
Class F-I	565,673	55,205	$10.2467
Class D-S	386,663	37,196	$10.3953
Class E	3,081	291	$10.5982
OP Units(1)	2,379	225	$10.5643
Total	$1,072,911	104,200

(1)
Includes the Class A OP Units held by FNLR SLP LLC (the “Special Limited Partner”) and FNLR Management LLC (the “Adviser”)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Net Lease REIT

Dated: June 18, 2025	By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss Title: Chief Financial Officer